EXHIBIT 10-B-4

STATE OF MISSISSIPPI
COUNTY OF JONES

                        SANDERSON FARMS, INC.
                         LAUREL AIRPORT BOARD
                          Contract Amendment

     This Agreement is made and entered into on this the 16th day of August, 1994, by and between the Laurel Airport Board, a political subdivision of the City of Laurel, Mississippi (hereinafter referred to as "Airport Board") and Sanderson Farms, Inc., a Mississippi corporation (hereinafter referred to as the "Company").

     WHEREAS, the Airport Board and the Company entered into an Airport Property Lease dated November 29, 1974 (the "Lease"), which lease covers certain real property located in the County of Jones, State of Mississippi, in what is known as the Laurel Municipal Airport; and

     WHEREAS, the Company has constructed a poultry processing plant, Feedmill and related facilities in accordance with the terms of a Contract between the Company and the City of Laurel dated July 31, 1964, which facilities are currently being operated by the Company; and

     WHEREAS, by ordinance number 1234-1994 dated May 5, 1994, the City Council of the City of Laurel closed and vacated that certain street running along the West side of the poultry processing plant constructed in accordance with the Contract, which street had been previously dedicated as a public street by the City, but which had never been developed or used as a public street, and which street is located on property controlled by the Airport Board; and

     WHEREAS, the Company and the Airport Board desire to amend the Lease to add to the property leased from the Airport Board to the Company pursuant thereto the street running along the West side of the poultry processing plant referred to above, and to make the property constituting such street subject to the terms and conditions of the Lease.

     NOW, THEREFORE, IN CONSIDERATION of the premises and in consideration of the mutual agreements hereinafter contained, the Airport Board and Company agree as follows:

I. The description of the Leased Premises in the Lease shall be amended to include the following property:

     That certain street running along the side of the West side of the Sanderson Processing Plant site more particularly described as follows: Commencing on the Building Restriction line approximately 5108.6' South of the Northwest Corner Section 12, T-8-N, R-12-W; thence South 45 degrees 00' East for a distance of
     924.4 feet more or less to the Southwest corner of the Sanderson Processing plant site; thence North 28 degrees 40' East for a distance of 674.0 feet; thence North 61 degrees 20' West for a distance of 50.0 feet; thence South 28 degrees 40' West for a distance of 659.3 feet; thence South 45 degrees 00' East for a distance of 52.1 feet to the point of beginning.

II. The Company hereby agrees and obligates itself to maintain the above described property as a portion of the Leased Premises under the Lease at its own expense throughout the remaining term of the Lease and any renewal thereof, and agrees to pay as additional rent $275.00 each year during the remaining term of the Lease and any extensions or renewals thereof, beginning November 1, 1994.

III. All other provisions, terms and conditions of the Lease shall remain in full force and effect.

    WITNESS the signature and the official seal of the Airport Board hereto affixed by its duly authorized Director, as approved by the Airport Board on the 16th day of August, 1994.

                                 Laurel Airport Board,
                                 City of Laurel, Mississippi


                                 By:/s/Robert Burrough


ATTEST: /s/Billy Howard, Jr.

    WITNESS the signature and corporate seal of Sanderson Farms, Inc., a Mississippi corporation, hereto affixed by its duly authorized President and Chief Executive Officer and Treasurer and Chief Financial Officer, this the 16th day of August, 1994.

                                         SANDERSON FARMS, INC.


                                         By:/s/Joe F. Sanderson, Jr.
                                         Joe F. Sanderson, Jr.
                                         President and Chief
Executive Officer

ATTEST:


/s/D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief
Financial Officer


STATE OF MISSISSIPPI
COUNTY OF JONES

    Personally appeared before me, the undersigned authority in and for the jurisdiction aforesaid, the within named Robert Burrough, Chairman of the Laurel Airport Board of the City of Laurel, Mississippi, who acknowledged that he signed, executed and delivered the above and foregoing instrument as the act and deed of the Laurel Airport Board of the City of Laurel, Mississippi, having been first duly authorized to do so, and on the day and date therein mentioned.

    Given under my hand and official seal this the 16th day of August, 1994.


                                         /s/June G. Munsy
                                         NOTARY PUBLIC


My Commission Expires:

Mississippi Statewide Notary Public
My Commission Expires March 1, 1994
Bonded Thru Stegall Notary Service



STATE OF MISSISSIPPI
COUNTY OF JONES

    Personally appeared before me, the undersigned authority in and for the jurisdiction aforesaid, the within named Joe F. Sanderson, Jr. and D. Michael Cockrell, personally known to me to be the President and Chief Executive Officer and Treasurer and Chief Financial Officer, respectively, of Sanderson Farms, Inc., a Mississippi corporation, who acknowledged that as such officers, they executed and delivered the above foregoing instrument on the day and year therein mentioned for and on behalf of said corporation after first being duly authorized to do so.

    Given under my hand and official seal on this the 16th day of August, 1994.

                                         /s/Peggy Y. Fuller
                                            NOTARY PUBLIC

My Commission Expires:

April 22, 1997

STATE OF MISSISSIPPI
COUNTY OF JONES

    I, Daryl Cooper, the duly appointed, qualified and acting Manager of the Laurel Airport Board of the City of Laurel, Mississippi, and lawful custodian of the Minutes of the meetings of the Airport Board, hereby certify that the foregoing is a true and exact copy of a document approved by resolution adopted by the Laurel Airport Board at its meeting held on the 16th day of August, 1994, the same being a regular meeting.

    Witness my signature and official seal of office, on this the 16th day of August, 1994.


                                                  /s/Daryl Cooper

(Seal)